Rule 497(e)
File No. 333-283221

REX ETF Trust
(the “Trust”)

REX Autocallable Income ETF (ATCL)
(the “Fund”)

Supplement to The Fund’s Statement of Additional Information

August 10, 2026

Effective August 12, 2026, the “Placement of Creation or Redemption Orders” subsection under the “Creation and Redemption of Creation Units” section is revised to reflect that all orders to purchase or redeem “Creation Units” must be received by the transfer agent in the proper form required by the “Participant Agreement,” as each term is defined in the Statement of Additional Information, no later than 3:00 p.m. Eastern Time (previously 2:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for business.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE